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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 21, 2004

                         KANEB PIPE LINE PARTNERS, L.P.

               (Exact name of registrant as specified in charter)


      Delaware                        001-10311                  75-2287571
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062



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Item 5. Other Events

     The Consolidated Balance Sheets of Kaneb Pipe Line Company LLC at December 31, 2003 and 2002 have been prepared and are included as exhibit 99.1 to this Form 8-K. Kaneb Pipe Line Company LLC, is the General Partner of Kaneb Pipe Line Partners, L.P.

Item 7. Financial Statements and Exhibits.

     Exhibits.

     23   Consent of KPMG LLP.

     99.1 Consolidated Balance Sheets of Kaneb Pipe Line Company LLC at December 31, 2003 and 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KANEB PIPE LINE PARTNERS, L.P.

                                    By: Kaneb Pipe Line Company LLC,
                                        as General Partner



Dated April 21, 2004                    //s//  HOWARD C. WADSWORTH
                                    --------------------------------------------
                                    Howard C. Wadsworth
                                    Vice President, Treasurer and Secretary


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                                                                      Exhibit 23

                          Independent Auditors' Consent

The Board of Directors
Kaneb Pipe Line Company LLC:

     We consent to the incorporation by reference in the registration statement numbers 333-98621, 333-88004, 333-59767, 333-76067, 333-65896 and 333-62296 on
Form S-3 of Kaneb Pipe Line Partners, L.P. and in registration statement numbers 333-71638 and 333-108642 on Form S-3 of Kaneb Pipe Line Operating Partnership, L.P. of our report dated February 20, 2004, with respect to the consolidated balance sheets of Kaneb Pipe Line Company LLC and subsidiaries as of December 31, 2003 and 2002, which report appears in the Form 8-K of Kaneb Pipe Line Partners, L.P., dated April 21, 2004. Our report refers to a change in accounting for asset retirement obligations.

                                   KPMG LLP


Dallas, Texas
April 20, 2004